NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Government Bond Fund

Supplement dated August 12, 2016
to the Summary Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section "Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary R. Hunt, CFA	Senior Investment Professional	Since 1997
Joel S. Buck	Senior Investment Professional	Since 2009
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016

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